                                                                    EXHIBIT 99.2

        The Money Store 1996-B  CS First Boston Computational Materials



TO MATURITY:

 Class         Original    Coupon       Avg. Life    CBE Yield           1st Pay   Last Pay   Mod. Dur.       Legal
 Name             Par       (%)           (yrs)         (%)      Price   (mm/yy)    (mm/yy)     (yrs)     Final (mm/yy)
- ----------------------------------------------------------------------------------------------------------------------
A1            164,325,000     6.7500         0.95       6.549    100-00    07/96      04/98        0.88          06/09
- ----------------------------------------------------------------------------------------------------------------------
A2             82,533,000     6.5500         0.56       6.162    100-00    07/96      06/97        0.53          02/04
- ----------------------------------------------------------------------------------------------------------------------
A3             81,792,000     6.8500         1.35       6.734    100-00    06/97      04/98        1.24          06/09
- ----------------------------------------------------------------------------------------------------------------------
A4             89,963,000     7.0000         2.08       6.958    100-00    04/98      11/98        1.87          03/11
- ----------------------------------------------------------------------------------------------------------------------
A5            153,724,000     7.2000         3.04       7.203    100-00    11/98      04/00        2.63          06/14
- ----------------------------------------------------------------------------------------------------------------------
A6             62,127,000     7.4500         4.13       7.482    100-00    04/00      01/01        3.43          11/16
- ----------------------------------------------------------------------------------------------------------------------
A7             97,114,000     7.6000         5.25       7.651    100-00    01/01      08/02        4.17          03/20
- ----------------------------------------------------------------------------------------------------------------------
A8            102,469,000     7.9000         7.44       7.974    100-00    08/02      09/05        5.41          05/24
- ----------------------------------------------------------------------------------------------------------------------
A9             65,953,000     8.1500        11.75       8.246    100-00    09/05      08/13        7.23          04/26
- ----------------------------------------------------------------------------------------------------------------------
A10           125,000,000  FLOAT <1>         3.84       5.973    100-00    07/96      11/15        3.09          05/26
- ----------------------------------------------------------------------------------------------------------------------
A11            75,000,000  FLOAT <2>         3.84        N/A     100-00    07/96      11/15        3.09          05/26
- ----------------------------------------------------------------------------------------------------------------------
A12            18,955,000     6.6000         0.56       6.213    100-00    07/96       6/97        0.54          12/99
- ----------------------------------------------------------------------------------------------------------------------
A13            46,154,000     6.9000         2.31       6.869    100-00    06/97      11/00        2.04          07/09
- ----------------------------------------------------------------------------------------------------------------------
A14            14,698,000     7.4000         5.40       7.448    100-00    11/00      02/03        4.29          10/11
- ----------------------------------------------------------------------------------------------------------------------
A15            20,193,000     8.0000         9.93       8.087    100-00    02/03      07/23        6.48          08/16
- ----------------------------------------------------------------------------------------------------------------------
A16            20,000,000     7.9000        10.14       7.980    100-00    06/97      07/23        6.02          10/23
- ----------------------------------------------------------------------------------------------------------------------


TO CALL:

Class          Original     Coupon      Avg. Life   CBE Yield            1st Pay   Last Pay   Mod. Dur.      Legal
Name              Par         (%)         (yrs)        (%)       Price   (mm/yy)   (mm/yy)      (yrs)        Final (mm/yy)
- ----------------------------------------------------------------------------------------------------------------------
A8            102,469,000     7.9000         7.43       7.974    100-00    08/02      05/05        5.40          03/24
- ----------------------------------------------------------------------------------------------------------------------
A9             65,953,000     8.1500         8.88       8.238    100-00    09/05      05/05        6.09          03/24
- ----------------------------------------------------------------------------------------------------------------------
A10           125,000,000  FLOAT <1>         3.55       5.973    100-00    07/96      05/05        2.95          03/24
- ----------------------------------------------------------------------------------------------------------------------
A11            75,000,000  FLOAT <1>         3.55   N/A          100-00    07/96      05/05        2.95          03/24
- ----------------------------------------------------------------------------------------------------------------------
A16            20,000,000       7.90         6.85       7.969    100-00    06/97      05/05        4.93          10/23
- ----------------------------------------------------------------------------------------------------------------------

(1) Fixed Rate Certificates (Class A1-A9) Prepayment Curve (PPC)= 2.3% CPR (month 1) to 23% CPR (month 10) rising by 2.3% CPR each month. Priced at 100% of PPC.
(2) Adjustable Rate Certificates (Class A10 and and A11) Prepayment Curve (PPC) = 2.3% CPR (month 1) to 23% CPR (month 10) rising by 2.3% CPR each month. Priced at 100% of PPC.
(3) Home Improvement Certificates (Class A12-A15) Prepayment Curve (PPC) = 1.7% (month 1) to 17% CPR (month 10) rising by 1.7% CPR each month. Priced at 100% of PPC.
(4) MultFamily (class A16) Prepayment Curve (PPC) = 0% CPR (months 1-48) to 8% CPR (months 49-360).
(5) Coupon and price are assumed for computational materials.
(6) Floater assumed to be a pass-through for computational materials


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO] CS FIRST BOSTON

        The Money Store 1996-B  CS First Boston Computational Materials

Class A1 164,325,000; Legal Final 06/09
% of PPC                                      0%     50%     75%    100%    125%    150%    200%
- -----------------------------------------------------------------------------------------------
Bond Yield (%)                             6.79    6.66    6.60    6.55    6.50    6.46    6.38
- -----------------------------------------------------------------------------------------------
Average Life (yrs)                         7.05    1.57    1.17    0.95    0.81    0.72    0.60
- -----------------------------------------------------------------------------------------------
Duration (yrs)                             5.11    1.42    1.08    0.88    0.76    0.68    0.57
- -----------------------------------------------------------------------------------------------
First Principal Pay (mm/yy)               07/96   07/96   07/96   07/96   07/96   07/96   07/96
- -----------------------------------------------------------------------------------------------
Last Principal Pay (mm/yy)                06/09   09/99   10/98   04/98   12/97   10/97   06/97
- -----------------------------------------------------------------------------------------------

Class A2 82,533,000; Legal Final 02/04
% of PPC                                      0%     50%     75%    100%    125%    150%    200%
- -----------------------------------------------------------------------------------------------
Bond Yield (%)                             6.56    6.31    6.23    6.16    6.10    6.05    5.95
- -----------------------------------------------------------------------------------------------
Average Life (yrs)                         3.72    0.81    0.65    0.56    0.50    0.45    0.39
- -----------------------------------------------------------------------------------------------
Duration (yrs)                             3.06    0.76    0.62    0.53    0.48    0.43    0.37
- -----------------------------------------------------------------------------------------------
First Principal Pay (mm/yy)               07/96   07/96   07/96   07/96   07/96   07/96   07/96
- -----------------------------------------------------------------------------------------------
Last Principal Pay (mm/yy)                02/04   01/98   08/97   06/97   04/97   03/97   02/97
- -----------------------------------------------------------------------------------------------


Class A3 81,792,000; Legal Final 06/09
% of PPC                                      0%     50%     75%    100%    125%    150%    200%
- -----------------------------------------------------------------------------------------------
Bond Yield (%)                             6.91    6.82    6.78    6.73    6.70    6.66    6.60
- -----------------------------------------------------------------------------------------------
Average Life (yrs)                        10.44    2.35    1.69    1.35    1.13    0.99    0.81
- -----------------------------------------------------------------------------------------------
Duration (yrs)                             7.18    2.09    1.54    1.24    1.05    0.93    0.76
- -----------------------------------------------------------------------------------------------
First Principal Pay (mm/yy)               02/04   01/98   08/97   06/97   04/97   03/97   02/97
- -----------------------------------------------------------------------------------------------
Last Principal Pay (mm/yy)                06/09   09/99   10/98   04/98   12/97   10/97   06/97
- -----------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO] CS FIRST BOSTON

        The Money Store 1996-B  CS First Boston Computational Materials



  Class A4 89,963,000; Legal Final 03/11
% of PPC                                      0%     50%     75%    100%    125%    150%    200%
- -----------------------------------------------------------------------------------------------
Bond Yield (%)                             7.07    7.02    6.99    6.96    6.93    6.90    6.84
- -----------------------------------------------------------------------------------------------
Average Life (yrs)                        14.07    3.81    2.69    2.08    1.70    1.45    1.13
- -----------------------------------------------------------------------------------------------
Duration (yrs)                             8.66    3.23    2.37    1.87    1.55    1.33    1.05
- -----------------------------------------------------------------------------------------------
First Principal Pay (mm/yy)               06/09   09/99   10/98   04/98   12/97   10/97   06/97
- -----------------------------------------------------------------------------------------------
Last Principal Pay (mm/yy)                03/11   11/00   08/99   11/98   06/98   02/98   09/97
- -----------------------------------------------------------------------------------------------

Class A5 153,724,000; Legal Final 06/14
% of PPC                                      0%     50%     75%    100%    125%    150%    200%
- -----------------------------------------------------------------------------------------------
Bond Yield (%)                             7.28    7.25    7.22    7.20    7.18    7.16    7.11
- -----------------------------------------------------------------------------------------------
Average Life (yrs)                        15.41    5.63    3.97    3.04    2.44    2.02    1.52
- -----------------------------------------------------------------------------------------------
Duration (yrs)                             9.00    4.46    3.33    2.63    2.16    1.82    1.39
- -----------------------------------------------------------------------------------------------
First Principal Pay (mm/yy)               03/11   11/00   08/99   11/98   06/98   02/98   09/97
- -----------------------------------------------------------------------------------------------
Last Principal Pay (mm/yy)                06/14   06/03   06/01   04/00   07/99   12/98   04/98
- -----------------------------------------------------------------------------------------------

Class A6 62,127,000; Legal Final 11/16
% of PPC                                      0%     50%     75%    100%    125%    150%    200%
- -----------------------------------------------------------------------------------------------
Bond Yield (%)                             7.54    7.52    7.50    7.48    7.46    7.45    7.40
- -----------------------------------------------------------------------------------------------
Average Life (yrs)                        19.23    7.65    5.41    4.13    3.31    2.74    1.97
- -----------------------------------------------------------------------------------------------
Duration (yrs)                             9.88    5.62    4.29    3.43    2.83    2.39    1.77
- -----------------------------------------------------------------------------------------------
First Principal Pay (mm/yy)               06/14   06/03   06/01   04/00   07/99   12/98   04/98
- -----------------------------------------------------------------------------------------------
Last Principal Pay (mm/yy)                11/16   10/04   05/02   01/01   02/00   06/99   08/98
- -----------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO] CS FIRST BOSTON

        The Money Store 1996-B  CS First Boston Computational Materials


  Class A7 97,114,000; Legal Final 03/20
% of PPC                                      0%     50%     75%    100%    125%    150%    200%
- -----------------------------------------------------------------------------------------------
Bond Yield (%)                             7.69    7.68    7.66    7.65    7.64    7.62    7.59
- -----------------------------------------------------------------------------------------------
Average Life (yrs)                        22.05    9.62    6.87    5.25    4.20    3.47    2.47
- -----------------------------------------------------------------------------------------------
Duration (yrs)                            10.33    6.58    5.15    4.17    3.46    2.94    2.17
- -----------------------------------------------------------------------------------------------
First Principal Pay (mm/yy)               11/16   10/04   05/02   01/01   02/00   06/99   08/98
- -----------------------------------------------------------------------------------------------
Last Principal Pay (mm/yy)                03/20   08/07   06/04   08/02   05/01   07/00   05/99
- -----------------------------------------------------------------------------------------------

Class A8 102,469,000; Legal Final 05/24
% of PPC                                      0%     50%     75%    100%    125%    150%    200%
- -----------------------------------------------------------------------------------------------
Bond Yield (%)                             8.00    7.99    7.98    7.97    7.96    7.95    7.93
- -----------------------------------------------------------------------------------------------
Average Life (yrs)                        25.99   13.18    9.69    7.44    5.95    4.91    3.54
- -----------------------------------------------------------------------------------------------
Duration (yrs)                            10.65    7.88    6.50    5.41    4.56    3.91    2.97
- -----------------------------------------------------------------------------------------------
First Principal Pay (mm/yy)               03/20   08/07   06/04   08/02   05/01   07/00   05/99
- -----------------------------------------------------------------------------------------------
Last Principal Pay (mm/yy)                05/24   06/11   06/08   09/05   11/03   07/02   11/00
- -----------------------------------------------------------------------------------------------

Class A8 102,469,000; Legal Final 05/24
(To The 10% Call)
% of PPC                                      0%     50%     75%    100%    125%    150%    200%
- -----------------------------------------------------------------------------------------------
Bond Yield (%)                             8.00    7.99    7.98    7.97    7.96    7.95    7.93
- -----------------------------------------------------------------------------------------------
Average Life (yrs)                        25.98   13.17    9.67    7.43    5.95    4.91    3.54
- -----------------------------------------------------------------------------------------------
Duration (yrs)                            10.65    7.88    6.50    5.40    4.56    3.91    2.97
- -----------------------------------------------------------------------------------------------
First Principal Pay (mm/yy)               03/20   08/07   06/04   08/02   05/01   07/00   05/99
- -----------------------------------------------------------------------------------------------
Last Principal Pay (mm/yy)                03/24   03/11   01/08   05/05   09/03   06/02   11/00
- -----------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO] CS FIRST BOSTON

        The Money Store 1996-B  CS First Boston Computational Materials


 Class A9 65,953, 000; Legal Final 04/26
% of PPC                                      0%     50%     75%    100%    125%    150%    200%
- -----------------------------------------------------------------------------------------------
Bond Yield (%)                             8.26    8.26    8.25    8.25    8.24    8.23    8.22
- -----------------------------------------------------------------------------------------------
Average Life (yrs)                        28.89   18.87   14.77   11.75    9.52    7.86    5.63
- -----------------------------------------------------------------------------------------------
Duration (yrs)                            10.72    9.22    8.22    7.23    6.33    5.54    4.32
- -----------------------------------------------------------------------------------------------
First Principal Pay (mm/yy)               05/24   06/11   06/08   09/05   11/03   07/02   11/00
- -----------------------------------------------------------------------------------------------
Last Principal Pay (mm/yy)                04/26   01/23   12/17   08/13   12/10   07/08   02/05
- -----------------------------------------------------------------------------------------------

Class A9 65,953, 000; Legal Final 04/26
(To The 10% Call)
% of PPC                                      0%     50%     75%    100%    125%    150%    200%
- -----------------------------------------------------------------------------------------------
Bond Yield (%)                             8.26    8.25    8.25    8.24    8.23    8.22    8.20
- -----------------------------------------------------------------------------------------------
Average Life (yrs)                        27.72   14.72   11.55    8.88    7.22    5.97    4.38
- -----------------------------------------------------------------------------------------------
Duration (yrs)                            10.61    8.26    7.21    6.09    5.25    4.55    3.55
- -----------------------------------------------------------------------------------------------
First Principal Pay (mm/yy)               05/24   06/11   06/08   09/05   11/03   07/02   11/00
- -----------------------------------------------------------------------------------------------
Last Principal Pay (mm/yy)                03/24   03/11   01/08   05/05   09/03   06/02   11/00
- -----------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO] CS FIRST BOSTON

        The Money Store 1996-B  CS First Boston Computational Materials


    Class A10 125,,000, 000; Legal Final 05/26
% of PPC                                      0%     50%     75%    100%    125%    150%    200%
- -----------------------------------------------------------------------------------------------
Bond Yield (%)                             5.97    5.97    5.97    5.97    5.97    5.97    5.97
- -----------------------------------------------------------------------------------------------
Average Life (yrs)                        21.40    7.28    5.08    3.84    3.07    2.54    1.86
- -----------------------------------------------------------------------------------------------
Duration (yrs)                            11.24    5.08    3.87    3.09    2.56    2.18    1.65
- -----------------------------------------------------------------------------------------------
First Principal Pay (mm/yy)               07/96   07/96   07/96   07/96   07/96   07/96   07/96
- -----------------------------------------------------------------------------------------------
Last Principal Pay (mm/yy)                05/26   12/24   12/20   11/15   12/11   02/09   05/05
- -----------------------------------------------------------------------------------------------

Class A10 125,000,000; Legal Final 05/26
(To The 10% Call)
% of PPC                                      0%     50%     75%    100%    125%    150%    200%
- -----------------------------------------------------------------------------------------------
Bond Yield (%)                             5.97    5.97    5.97    5.97    5.97    5.97    5.97
- -----------------------------------------------------------------------------------------------
Average Life (yrs)                        21.15    6.57    4.68    3.55    2.86    2.37    1.76
- -----------------------------------------------------------------------------------------------
Duration (yrs)                            11.19    4.85    3.70    2.95    2.45    2.08    1.58
- -----------------------------------------------------------------------------------------------
First Principal Pay (mm/yy)               07/96   07/96   07/96   07/96   07/96   07/96   07/96
- -----------------------------------------------------------------------------------------------
Last Principal Pay (mm/yy)                03/24   03/11   01/08   05/05   09/03   06/02   11/00
- -----------------------------------------------------------------------------------------------

Class A11 75,000,000; Legal Final 05/26
% of PPC                                      0%     50%     75%    100%    125%    150%    200%
- -----------------------------------------------------------------------------------------------
Average Life (yrs)                        21.40    7.28    5.08    3.84    3.07    2.54    1.86
- -----------------------------------------------------------------------------------------------
First Principal Pay (mm/yy)               07/96   07/96   07/96   07/96   07/96   07/96   07/96
- -----------------------------------------------------------------------------------------------
Last Principal Pay (mm/yy)                05/26   12/24   12/20   11/15   12/11   02/09   05/05
- -----------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO] CS FIRST BOSTON

        The Money Store 1996-B  CS First Boston Computational Materials


  Class A11 75,000,000, 000; Legal Final  05/26
(To The 10% Call)
% of PPC                                      0%     50%     75%    100%    125%    150%    200%
- -----------------------------------------------------------------------------------------------
Average Life (yrs)                        21.15    6.57    4.68    3.55    2.86    2.37    1.76
- -----------------------------------------------------------------------------------------------
First Principal Pay (mm/yy)               07/96   07/96   07/96   07/96   07/96   07/96   07/96
- -----------------------------------------------------------------------------------------------
Last Principal Pay (mm/yy)                03/24   03/11   01/08   05/05   09/03   06/02   11/00
- -----------------------------------------------------------------------------------------------

Class A12 18,955, 000; Legal Final 12/99
% of PPC                                      0%     50%     75%    100%    125%    150%    200%
- -----------------------------------------------------------------------------------------------
Bond Yield (%)                             6.48    6.31    6.26    6.21    6.16    6.12    6.03
- -----------------------------------------------------------------------------------------------
Average Life (yrs)                         1.34    0.71    0.63    0.56    0.51    0.47    0.41
- -----------------------------------------------------------------------------------------------
Duration (yrs)                             1.22    0.67    0.60    0.54    0.49    0.45    0.39
- -----------------------------------------------------------------------------------------------
First Principal Pay (mm/yy)               07/96   07/96   07/96   07/96   07/96   07/96   07/96
- -----------------------------------------------------------------------------------------------
Last Principal Pay (mm/yy)                12/99   08/97   07/97   06/97   05/97   04/97   03/97
- -----------------------------------------------------------------------------------------------

Class A13 46,154, 000; Legal Final 07/09
% of PPC                                      0%     50%     75%    100%    125%    150%    200%
- -----------------------------------------------------------------------------------------------
Bond Yield (%)                             6.96    6.91    6.89    6.87    6.85    6.82    6.78
- -----------------------------------------------------------------------------------------------
Average Life (yrs)                         8.38    3.77    2.86    2.31    1.93    1.66    1.32
- -----------------------------------------------------------------------------------------------
Duration (yrs)                             6.03    3.14    2.47    2.04    1.74    1.51    1.22
- -----------------------------------------------------------------------------------------------
First Principal Pay (mm/yy)               12/99   08/97   07/97   06/97   05/97   04/97   03/97
- -----------------------------------------------------------------------------------------------
Last Principal Pay (mm/yy)                07/09   07/03   12/01   11/00   02/00   07/99   08/98
- -----------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO] CS FIRST BOSTON

        The Money Store 1996-B  CS First Boston Computational Materials


 Class A14 14,698,000; Legal Final 10/11
% of PPC                                      0%     50%     75%    100%    125%    150%    200%
- -----------------------------------------------------------------------------------------------
Bond Yield (%)                             7.48    7.47    7.46    7.45    7.44    7.43    7.40
- -----------------------------------------------------------------------------------------------
Average Life (yrs)                        14.15    8.48    6.68    5.40    4.48    3.80    2.78
- -----------------------------------------------------------------------------------------------
Duration (yrs)                             8.47    6.07    5.08    4.29    3.67    3.19    2.42
- -----------------------------------------------------------------------------------------------
First Principal Pay (mm/yy)               07/09   07/03   12/01   11/00   02/00   07/99   08/98
- -----------------------------------------------------------------------------------------------
Last Principal Pay (mm/yy)                10/11   09/06   07/04   02/03   01/02   03/01   01/00
- -----------------------------------------------------------------------------------------------

Class A15 20,193, 000; Legal Final 08/16
% of PPC                                      0%     50%     75%    100%    125%    150%    200%
- -----------------------------------------------------------------------------------------------
Bond Yield (%)                             8.10    8.10    8.09    8.09    8.08    8.08    8.06
- -----------------------------------------------------------------------------------------------
Average Life (yrs)                        17.69   13.81   11.71    9.93    8.47    7.29    5.57
- -----------------------------------------------------------------------------------------------
Duration (yrs)                             9.11    7.98    7.22    6.48    5.81    5.22    4.25
- -----------------------------------------------------------------------------------------------
First Principal Pay (mm/yy)               10/11   09/06   07/04   02/03   01/02   03/01   01/00
- -----------------------------------------------------------------------------------------------
Last Principal Pay (mm/yy)                08/16   04/16   01/16   07/23   05/23   01/23   11/21
- -----------------------------------------------------------------------------------------------

Class A16 20,000,000; Legal Final 10/23
% of PPC                                      0%     50%     75%    100%    125%    150%    200%
- -----------------------------------------------------------------------------------------------
Bond Yield (%)                             7.99    7.99    7.98    7.98    7.98    7.97    7.97
- -----------------------------------------------------------------------------------------------
Average Life (yrs)                        16.96   12.66   11.24   10.14    9.27    8.56    7.51
- -----------------------------------------------------------------------------------------------
Duration (yrs)                             8.13    6.85    6.39    6.02    5.71    5.45    5.04
- -----------------------------------------------------------------------------------------------
First Principal Pay (mm/yy)               06/97   06/97   06/97   06/97   06/97   06/97   07/97
- -----------------------------------------------------------------------------------------------
Last Principal Pay (mm/yy)                10/23   09/23   08/23   07/23   05/23   01/23   11/21
- -----------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO] CS FIRST BOSTON

        The Money Store 1996-B  CS First Boston Computational Materials


 Class A16 20,000,000; Legal Final 10/23
(To The 10% Call)
% of PPC                                      0%     50%     75%    100%    125%    150%    200%
- -----------------------------------------------------------------------------------------------
Bond Yield (%)                             7.99    7.98    7.98    7.97    7.96    7.95    7.94
- -----------------------------------------------------------------------------------------------
Average Life (yrs)                        16.96   10.23    8.35    6.85    5.86    5.07    3.95
- -----------------------------------------------------------------------------------------------
Duration (yrs)                             8.13    6.31    5.60    4.93    4.41    3.96    3.24
- -----------------------------------------------------------------------------------------------
First Principal Pay (mm/yy)               06/97   06/97   06/97   06/97   06/97   06/97   07/97
- -----------------------------------------------------------------------------------------------
Last Principal Pay (mm/yy)                10/23   03/11   01/08   05/05   09/03   06/02   11/00
- -----------------------------------------------------------------------------------------------


        The Money Store 1996-B  CS First Boston Computational Materials

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO] CS FIRST BOSTON

        The Money Store 1996-B CS First Boston Computational Materials

FIXED RATE COLLATERAL SUMMARY
Total Number of Loans                                  14,110       Level Pay/Balloon       85%/15%
Total Outstanding Loan Balance                   $756,028,231       1st Lien/2nd Lien       85%/15%

                                                        RANGE                      % TOTAL       # LOANS
Avg Loan Balance               $ 53,581.02     less than or equal to 24,999.99        7.62         3,433
Highest Balance                $497,744.13          25,000 -  49,999.99              23.36         4,825
Lowest Balance                 $  3,148.94          50,000 -  74,999.99              23.42         2,894
                                                    75,000 -  99,999.99              16.26         1,423
                                                   100,000 - 199,999.99              23.60         1,364
                                                   200,000 - 497,744.13               5.75           171

                                                        RANGE                      % TOTAL       # LOANS
Wtg Avg Coupon                       10.80%     less than or equal to 8.99%           7.77           700
Highest Coupon                       17.99%               9.00% -  9.99%             26.24         2,775
Lowest Coupon                         6.95%              10.00% - 10.99%             29.55         3,738
                                                         11.00% - 11.99%             18.68         3,088
                                                         12.00% - 12.99%             11.19         2,292
                                                         13.00% - 17.99%              6.57         1,517

                                                           RANGE                LEVEL PAY        BALLOON
Wtd Avg Remaining Term              265.07                    1 - 120               5.35%            .20%
Highest Remaining Term                 360                  121 - 180              25.71%          14.99%
Lowest Remaining Term                    0                  181 - 240               4.21%            .00%
                                                            241 - 360               49.54%           .00%

Wtd Avg Seasoning                     1.25
Highest Seasoning                       77
Lowest Seasoning                         0

                                                                  RANGE            % TOTAL        # LOANS
Wtd Avg Orig CLTV                    71.87%              0.01%  -  55.00%            11.50          2,336
Highest CLTV                        100.00%             55.01%  -  65.00%            12.66          1,914
                                                        65.01%  -  75.00%            25.04          3,357
                                                        75.01%  -  85.00%            41.42          5,318
                                                        85.01%  - 100.00%             9.38          1,185

Property Type                                           Occupancy Status
   Single Family                      91.55%               Primary Residence         95.26%
   Two to Four Family                  6.98%               Other                      4.74%
   Other                               1.47%

Geographics  CA 10%, NY 9%, IL 7%, WA 6%, PA 6%, OH 6%, NJ 6%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO] CS FIRST BOSTON

THE MONEY STORE 1996-B CS FIRST BOSTON COMPUTATIONAL MATERIALS


HOME IMPROVEMENT COLLATERAL SUMMARY

 Total Number of Loans                5,043        Level Pay   100.00%
Total Outstanding Loan Balance $ 79,267,059        1st Lien       .70%
                                                   2nd Lien     99.00%
                                                   3rd Lien       .30%


                                                            RANGE           % TOTAL   # LOANS
Avg Loan Balance       $15,718.23         Less than or equal t0  24,999.99    71.58   4,293
Highest Balance        $53,782.41                      25,000 -  49,999.99    27.77     740
Lowest Balance         $ 1,570.00                      50,000 -  74,999.99      .64      10
                                                       75,000 -  99,999.99      .00       0
                                                      100,000 - 199,999.99      .00       0
                                                      200,000 -  53,782.41      .00       0

                                                              RANGE       % TOTAL  # LOANS
Wtg Avg Coupon               12.54%         Less than or equal to  8.99%     .11       6
Highest Coupon               18.99%                       9.00% -  9.99%    3.02     144
Lowest Coupon                5.65%                       10.00% - 10.99%   12.24     486
                                                         11.00% - 11.99%   27.27   1,325
                                                         12.00% - 12.99%   35.69   1,971
                                                         13.00% - 18.99%   21.67   1,111

                                                      RANGE    LEVEL PAY   BALLOON
Wtd Avg Remaining Term           197.50               1 - 120    18.38%    .00%
Highest Remaining Term           300                121 - 180    30.09%    .00%
Lowest Remaining Term            23                 181 - 240    48.30%    .00%
                                                    241 - 360    3.22%     .00%

  Wtd Avg Seasoning          1.41
  Highest Seasoning            14
  Lowest Seasoning              0


  Property Type                      Occupancy Status
    Single Family        99.08%        Primary Residence     99.79%
    Two to Four Family     .36%        Other                   .21%
    Other                  .55%


  Geographics  CA 30%, TX 8%, AZ 6%, NV 5%, NJ 5%, GA 5%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO] CS FIRST BOSTON

THE MONEY STORE 1996-B FIRST BOSTON COMPUTATIONAL MATERIALS


MULTI-FAMILY COLLATERAL SUMMARY

Total Number of Loans                   107   Level Pay/Balloon  90%/10%
Total Outstanding Loan Balance $ 18,409,819   1st Lien          100%

                                                  RANGE            % TOTAL # LOANS
Avg Loan Balance    $172,054.38   Less than or equal  to24,999.99     .00       0
Highest Balance     $846,805.27               25,000 -  49,999.99     .00       0
Lowest Balance      $ 51,136.55               50,000 -  74,999.99    3.13       9
                                              75,000 -  99,999.99   10.35      22
                                             100,000 - 199,999.99   35.66      47
                                             200,000 - 846,805.27   50.85      29

                                                 RANGE              % TOTAL # LOANS
Wtg Avg Coupon             11.65%    Less than or equal to  8.99%      .00       0
Highest Coupon             14.99%                  9.00% -  9.99%      .73       1
Lowest Coupon              9.99%                  10.00% - 10.99%    16.72      16
                                                  11.00% - 11.99%    58.44      55
                                                  12.00% - 12.99%    17.38      26
                                                  13.00% - 14.99%    6.73        9

                                           RANGE    LEVEL PAY   BALLOON

Wtd Avg Remaining Term      312.34          1 - 120     .43%      .00%
Highest Remaining Term      360           121 - 180   14.16%    10.10%
Lowest Remaining Term       118           181 - 240     .00%      .00%
                                          241 - 360   75.31%      .00%

Wtd Avg Seasoning          2.48
Highest Seasoning            16
Lowest Seasoning              0



                                      RANGE       % TOTAL # LOANS

Wtd Avg Orig CLTV    60.36%    0.01%  -  55.00%    18.86     23
Highest CLTV        117.60%   55.01%  -  65.00%    69.89     72
                              65.01%  -  75.00%     9.80     10
                              75.01%  -  85.00%      .00      0
                              85.01%  - 117.60%     1.45      2


Property Type                         Occupancy Status
 Single Family              2.03%         Primary Residence   19.31%
 Two to Four Family         1.14%         Investment          76.75%
 Other                      96.83%        Other                3.94%


Geographics  NY 29%, CA 19%, NJ 11%, FL 8%, TX 6%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO] CS FIRST BOSTON

THE MONEY STORE 1996-B CS FIRST BOSTON COMPUTATIONAL MATERIALS


 FLOATING RATE COLLATERAL SUMMARY
Total Number of Loans                 1,861        Level Pay            100%
Total Outstanding Loan Balance $155,066,225        1st Lien             100%


                                                                   RANGE             % TOTAL  # LOANS
Avg Loan Balance                  $ 83,324.14      Less than or equal to 24,999.99     .24       18
Highest Balance                   $449,741.09                  25,000 -  49,999.99   10.75      425
Lowest Balance                    $ 13,995.25                  50,000 -  74,999.99   22.62      564
                                                               75,000 -  99,999.99   21.37      381
                                                              100,000 - 199,999.99   34.41      409
                                                              200,000 - 449,741.09   10.61       64


                                                 RANGE            % TOTAL  # LOANS
Wtg Avg Coupon         9.12%      Less than or equal to  8.99%     53.20     946
Highest Coupon         13.50%                   9.00% -  9.99%     30.51     605
Lowest Coupon          6.00%                   10.00% - 10.99%      9.07     160
                                               11.00% - 11.99%      4.99     102
                                               12.00% - 12.99%      1.80      40
                                               13.00% - 13.50%       .43       8


                                               RANGE     LEVEL PAY   BALLOON
Wtd Avg Remaining Term       358.56            1 - 120     .00%        .00%
Highest Remaining Term          360          121 - 180     .16%        .00%
Lowest Remaining Term           178          181 - 240     .03%        .00%
                                             241 - 360   99.81%        .00%

Wtd Avg Seasoning              1.12
Highest Seasoning                28
Lowest Seasoning                  0



                                        RANGE       % TOTAL    # LOANS

Wtd Avg Orig CLTV       72.33%     0.01%  -  65.00%  22.69        527
Highest CLTV           100.00%    65.01%  -  75.00%  31.31        560
                                  75.01%  -  80.00%  34.96        581
                                  80.01%  -  85.00%   7.67        135
                                  85.01%  - 100.00%   3.37         58

Property Type                      Occupancy Status
    Single Family        93.82%        Primary Residence     97.12%
    Two to Four Family    4.92%        Other                  2.88%
    Other                 1.26%


Geographics  IL 10%, CA 9%, OH 8%, WA 7%, MI 7%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO] CS FIRST BOSTON

        The Money Store 1996-B CS First Boston Computational Materials

FLOATING RATE COLLATERAL SUMMARY CONTINUED

                                                PERIODIC CAPS    % TOTAL
 1 Month LIBOR                        15.83%            1.000     70.58
 6 Month LIBOR                        72.06%            1.500      1.59
 1 Year  LIBOR                        10.90%            2.000     27.74
 1 Year  TREASURY                      1.21%            3.000       .09

Wtg Avg Months to Next Rate Roll       5.42


                                             RANGE           % TOTAL  # LOANS
 Wtg Avg Margin          5.85%    less than or equal to 3.99%    .90        9
 Highest Margin         10.13%          4.00%  -  4.99%         5.39       78
 Lowest Margin           2.00%          5.00%  -  5.99%        63.98    1,188
                                        6.00%  -  6.99%        21.74      428
                                        7.00%  -  7.99%         6.48      122
                                        8.00%  - 10.13%         1.50       36

                                             RANGE           % TOTAL  # LOANS
 Wtg Avg Life Cap       15.25%   less than or equal to 12.99%    .86       14
 Highest Life Cap       30.50%         13.00%  - 13.99%         9.70      155
 Lowest Life Cap        10.25%         14.00%  - 14.99%        39.88      720
                                       15.00%  - 15.99%        31.82      649
                                       16.00%  - 16.99%        10.52      177
                                       17.00%  - 30.50%         7.22      146




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO] CS FIRST BOSTON